Consolidated statements of comprehensive income - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Consolidated statements of comprehensive income
Net profit (loss) for the year	€ (2,153)	€ 13,145	€ (7,193)
Items that are or may be reclassified subsequently to profit or loss
Exchange differences on translation of foreign operations	(1,427)	1,565	(6,176)
Items that will not be reclassified to profit or loss
Fair value adjustment through OCI - Equity instruments	(92)	(3,443)	489
Other comprehensive loss, net of taxes	(1,519)	(1,878)	(5,687)
Total comprehensive income/(loss), net of taxes	(3,672)	11,267	(12,880)
Total comprehensive (loss)/ income attributable to:
The owners of the parent	(3,643)	11,276	(11,817)
Non-controlling interest	€ (29)	€ (9)	€ (1,063)